GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds
Class A and Institutional Shares
of the
Goldman Sachs Investment Grade Credit Fund
Goldman Sachs U.S. Mortgages Fund
(the “Funds”)

Supplement dated October 29, 2010 to the
Prospectus dated July 29, 2010 (the “Prospectus”)

Effective November 1, 2010, Goldman, Sachs & Co. has agreed to waive in its entirety the account service fee for Class A Shares and Institutional Shares of the Funds.

Accordingly, the following is added as the second paragraph in the “Shareholder Guide—Account Service Plans” section of the Prospectus:

Effective November 1, 2010, Goldman Sachs has agreed to waive in its entirety the account service fee for U.S. Mortgages and Investment Grade Credit Funds. The arrangement will remain in effect through at least July 29, 2011, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

This Supplement should be retained with your Prospectus for future reference.

SSFIACFEESTK 10-10